Exhibit  23.2



                         CONSENT  OF  REGISTERED  INDEPENDENT  ACCOUNTING  FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56590) of Pizza Inn, Inc. of our report dated May 30, 2003, relating to the financial statements of Pizza Inn, Inc. 401(k) Savings Plan, which appears in this Form 11-K

                                                /s/  PRICEWATERHOUSECOOPERS  LLP

Dallas, Texas
June 28, 2004